Defined Asset Funds [Registered]

Standard & Poor's Intrinsic Value Portfolio
Series 00B [8/21/00 - Current Offering] | cusip: 29471R182

Fund Overview

As of August 29, 2000
Closing NAV: 0.98525       Previous Close: 0.98675       Change: -0.00150
% Change: -0.15000%

[A 3-by-3 square chart indicates risk levels associated with small-, mid-, and large-cap stocks in terms of value, blend, and growth. The various risk levels are color-coded, red indicating the highest risk level, and blue the lowest. The square corresponding to large-cap growth is shaded orange, reflecting a moderately high level of risk].

The Objective:
The Portfolio seeks capital appreciation by investing in stocks believed to have the potential for growth, based on a combination of fundamental and valuation measurements.

The Strategy:
The goal is to select those stocks whose intrinsic values are higher than their current market prices. Standard & Poor's developed a proprietary analytical process that uses a combination of fundamental and valuation measurements to identify such stocks. The process relies on a series of quantitative screens to select stocks for the Portfolio.

Offered By:
This portfolio is offered by Merrill Lynch (SIP00B), PaineWebber (SIP00B), Morgan Stanley Dean Witter (SPIV00B), Salomon Smith Barney (SIP00B).

Portfolio Holdings

Dividend Information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of August 29, 2000


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                                                                  % of
Security                              Symbol         Price      Portfolio
Biogen, Inc.                           BGEN           72.13       4.70
Investment Technology Group Inc.       ITG            49.06       4.69
Franklin Resources Inc.                BEN            37.06       4.67
Bristol-Myers Squibb Company           BMY            53.44       4.64
Watson Pharmaceutical Inc.             WPI            59.19       4.63
Adobe Systems, Inc.                    ADBE          131.63       4.58
John Nuveen Co.                        JNC            44.88       4.49
SEI Investments Company                SEIC           64.25       4.47
Viad Corporation                       VVI            29.31       4.46
Microsoft Corporation                  MSFT           70.94       4.32
BellSouth Corporation                  BLS            36.56       4.29
Pitney Bowes, Inc.                     PBI            35.25       4.29
Verizon Communications                 VZ             42.88       4.29
Southdown Inc.                         SDW            61.31       4.26
Price (T. Rowe) Associates             TROW           42.63       4.26
Tellabs, Inc.                          TLAB           57.13       4.22
The PMI Group Inc.                     PMI            59.94       4.17
Schering-Plough Corporation            SGP            39.94       4.17
MGIC Investment Corporation            MTG            56.06       4.14
Gentex Corporation                     GNTX           25.06       4.14
Gannett Co. Inc.                       GCI            56.00       4.14
Lincare Holdings Inc.                  LNCR           24.44       4.04
ALLTEL Corporation                     AT             51.44       4.02

Selection Methodology

Our Portfolio Consultant, Standard & Poor's uses the following criteria to determine whether a stock's current market price justifies its purchase.

Companies with High Free Cash Flow: This is intended to identify those companies with a cash flow of greater than $20 million. This measure is calculated by adding a company's net income, depreciation and amortization, and then subtracting its capital expenditures. This is intended to identify those companies with high positive cash flows.

Profitability: Net Profit Margins of 15% or more for the last year. This measures a company's franchise value. Return on Equity of more than 15% for the last three fiscal years and the last four quarters. This measures how efficiently the company uses its capital.


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Market Acceptance: This screen selects companies that have been able to add more than one dollar of market value for each dollar of earnings retained. This measures market acceptance and momentum.

Eliminate Overpriced Stocks: Stocks which trade below their Intrinsic Value are eliminated.

Liquidity: Defined Asset Funds reviews the remaining stocks for market capitalization, liquidity and other factors. Only those stocks which pass all of the above screens are included in the Standard & Poor's Intrinsic Value Portfolio.

Performance

Performance From Inception Through June 30, 2000

         Including Annual Rollovers                   Most Recently Completed
                                                            Portfolio
 Series    Inception   Cumulative   Average Annual
              Date    Total Return   Total Return   Offer to End Date   Return

Series C   11/21/96       78.39%         17.40%     12/14/98 - 1/14/00  33.38%
Series A     4/2/97       85.19%         20.90%      4/19/99 - 5/19/00  13.36%
Series B     8/6/97       36.78%         11.40%      8/10/98 - 9/10/99  27.02%


Past performance is no indication of future results. Principal value, unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. Return figures represent changes in unit price plus reinvestment of income and principal distributions and reflect deduction of maximum applicable sales charges and expenses. Average Annualized Return differs from Most Recently Completed Portfolio because the figures reflect different performance periods and a reduced sales charge on annual rollovers.

Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Fees & Expenses

Defining Your Costs
First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.


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                                                  As a % of         Amount Per
                                                  Public Offering   1,000 Units
                                                  Price
Initial Sales Charge                              1.00%             $10.00
Deferred Sales Charge                             1.50%             $15.00
Maximum Sales Charge                              2.50%             $25.00
Creation and Development Fee                      0.250%            $2.48
(as a % of net assets on date of
 deposit - 8/21/00)
Estimated Annual Expenses                         0.229%            $2.26
(as a % of net assets on date of deposit)
Estimated Organization Costs                                        $2.74


If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge on that Portfolio.

Volume Purchase Discounts
For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


If You                                         Your Maximum Sales Charge
Invest:                                  (as a % of your Investment) Will Be:
Less than $50,000                                        2.50%
$50,000 to $99,999                                       2.25%
$100,000 to $249,000                                     1.75%
$250,000 to $999,999                                     1.50%
$1,000,000 or more                                       0.75%


Is this Fund appropriate for you?

Yes, if you want capital appreciation. You may benefit from a quantitatively selected portfolio whose risk is reduced by investing in equity securities of different issuers in a variety of industries.


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Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

The Portfolio is designed for investors who can assume the additional risks associated with aggressive growth equity investments, and may not be appropriate for investors seeking capital preservation or current income.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

There can be no assurance that the Portfolio will meet its objective, that stock prices will not decrease or that the Portfolio will outperform general market indices, especially during periods of sharply rising stock prices.

Distributions and Taxes

Distribution Frequency (if any)
Two (2) per year

Reinvestment Options
By selecting the reinvestment option, you're choosing to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period, and because distribution payments are based in part on the size of your investment, these payments may increase proportionately. Taking part in the cycle of reinvestment may compound the returns of your Defined Fund investment.

Tax Reporting
When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on any net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors can defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.


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Trustee

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds [Registered] are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

                           Links To Sponsor Web Sites
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

"Standard & Poor's [Registered]", "S&P [Registered]" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Fund is not sponsored, managed, sold or promoted by Standard & Poor's.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.


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As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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   The information on this Internet site is directed at, and is intended for distribution to, and use by, persons in the United States only.


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